EXHIBIT 24.1
                                                                    ------------

                                POWER OF ATTORNEY

         NOW ALL PERSONS BY THESE PRESENTS, that each such person whose signature appears below constitutes and appoints, jointly and severally, Herman DeLatte and Stephen J. Wietrecki their attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-3 (including post-effective amendments), to sign any registration statement for the same offering covered by this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, thereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutions, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

                   SIGNATURE                                  TITLE                         DATE
------------------------------------------  ------------------------------------  ------------------
    /s/ HERMAN DELATTE                             Chief Executive Officer         January 25, 2000
    ---------------------------------              and Director
        Herman DeLatte


    /s/ STEPHEN J. WIETRECKI                       Vice President and              January 25, 2000
    ---------------------------------              Chief Financial Officer
        Stephen J. Wietrecki


    /s/ WILLIAM C. HULLEY                          Chairman of the Board           January 25, 2000
    ---------------------------------
        William C. Hulley


    /s/ CHRISTOPHER A.  RISLEY                     Director                        January 25, 2000
    ---------------------------------
        Christopher A.  Risley


    /s/ GINA M. BORNINO                            Director                        January 25, 2000
    ---------------------------------
        Gina M. Bornino


    /s/ ROBERT BADAVAS                             Director                        January 25, 2000
    ---------------------------------
        Robert Badavas